                                                                   EXHIBIT 24.01

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May 2000.

                                          /s/ C. MICHAEL ARMSTRONG
                                          --------------------------------------
                                          C. Michael Armstrong
                                          Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Marilyn J. Wasser as attorney for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2000.

                                          /s/ CHARLES NOSKI
                                          --------------------------------------
                                          Charles Noski
                                          Senior Executive Vice President
                                          and Chief Financial Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2000.

                                          /s/ NICHOLAS S. CYPRUS
                                          --------------------------------------
                                          Nicholas S. Cyprus
                                          Controller and Chief Accounting
                                          Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2000.

                                          /s/ KENNETH T. DERR
                                          --------------------------------------
                                          Kenneth T. Derr
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below her signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of May, 2000.

                                          /s/ M. KATHRYN EICKHOFF
                                          --------------------------------------
                                          M. Kathryn Eickhoff
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of February, 2000.

                                          /s/ WALTER Y. ELISHA
                                          --------------------------------------
                                          Walter Y. Elisha
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2000.

                                          /s/ GEORGE M.C. FISHER
                                          --------------------------------------
                                          George M.C. Fisher
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of May, 2000.

                                          /s/ AMOS B. HOSTETTER, JR.
                                          --------------------------------------
                                          Amos B. Hostetter, Jr.
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2000.

                                          /s/ RALPH S. LARSEN
                                          --------------------------------------
                                          Ralph S. Larsen
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May 2000.

                                          /s/ JOHN C. MALONE
                                          --------------------------------------
                                          John C. Malone
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2000.

                                          /s/ DONALD F. MCHENRY
                                          --------------------------------------
                                          Donald F. McHenry
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 2000.

                                          /s/ MICHAEL I. SOVERN
                                          --------------------------------------
                                          Michael I. Sovern
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2000.

                                          /s/ SANFORD I. WEILL
                                          --------------------------------------
                                          Sanford I. Weill
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2000.

                                          /s/ THOMAS H. WYMAN
                                          --------------------------------------
                                          Thomas H. Wyman
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into The Todd-AO Corporation; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2000.

                                          /s/ JOHN D. ZEGLIS
                                          --------------------------------------
                                          John D. Zeglis
                                          Director